EXHIBIT 99.1



CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================


---------------------------------------------
Summary
---------------------------------------------
Total Balance: $517,141,199.22
Avg Loan Balance: $581,057.53
WA Gross Rate: 5.983%
WA Net Rate: 5.771%
WA FICO: 740
WA LTV: 71.94
WA Rem Term: 356
As of Date: 2005-11-01
IO%: 20%
Cal %: 39%
---------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                             % of   Weighted                           Weighted   Weighted
                                Number                    Pool By    Average     Weighted   Weighted    Average    Average
                                    of      Principal   Principal      Gross      Average    Average   Original   Combined    % Full
Conforming                       Loans        Balance     Balance     Coupon   Net Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Non-Conforming                     890    517,141,199      100.00      5.983        5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890    517,141,199      100.00      5.983        5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Current Principal Balance        Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
$359,699.01 - $600,000.00          624   306,239,436       59.22      5.982      5.769        737      73.07      75.55     99.41
$600,000.01 - $800,000.00          184   126,214,956       24.41      6.016      5.807        740      72.92      75.44    100.00
$800,000.01 - $1,000,000.00         66    62,020,635       11.99      5.971      5.762        746      67.78      72.15    100.00
$1,000,000.01 - $1,250,000.00        4     4,445,676        0.86      5.753      5.544        754      65.37      65.37    100.00
$1,250,000.01 - $1,500,000.00        8    11,052,699        2.14      5.858      5.649        757      66.14      67.44    100.00
$1,500,000.01 - $1,750,000.00        1     1,564,640        0.30      5.625      5.416        763      52.27      52.27    100.00
$1,750,000.01 - $2,000,000.00        3     5,603,158        1.08      5.927      5.718        760      56.57      56.57    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: $400,200.00
Maximum: $2,000,000.00
Average: $581,057.53
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 1 of 8

CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Loan Servicers                   Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Home Loans             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Current Gross Rate               Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                     20    12,263,532        2.37      5.449      5.240        741      73.14      75.82    100.00
5.501% - 6.000%                    587   340,971,951       65.93      5.858      5.649        742      70.87      73.06     99.88
6.001% - 6.500%                    265   152,254,614       29.44      6.242      6.027        736      73.80      77.40     99.09
6.501% - 7.000%                     17    11,167,103        2.16      6.763      6.530        735      77.71      80.18    100.00
7.001% or more                       1       484,000        0.09      7.500      7.291        676      80.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum:            5.250%
Maximum:            7.500%
Weighted Average: 5.983%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Current Net Rate                 Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
5.001% - 5.500%                     58    36,737,502        7.10      5.566      5.357        751      71.00      73.12    100.00
5.501% - 6.000%                    664   385,871,728       74.62      5.923      5.711        740      71.24      73.66     99.77
6.001% - 6.500%                    156    86,615,413       16.75      6.343      6.134        734      74.92      78.57     98.95
6.501% - 7.000%                     11     7,432,557        1.44      6.832      6.623        745      77.91      81.62    100.00
7.001% or more                       1       484,000        0.09      7.500      7.291        676      80.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum:            5.041%
Maximum:            7.291%
Weighted Average: 5.771%
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 2 of 8

CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Amortization Type                Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Interest Only                      169   102,964,215       19.91      6.068      5.857        738      74.29      77.57    100.00
Fully Amortizing                   721   414,176,984       80.09      5.961      5.750        740      71.36      73.84     99.57
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Original Term                    Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
240                                 25    14,206,383        2.75      5.847      5.638        735      63.15      64.69    100.00
342                                  1       496,473        0.10      6.250      6.041        730      74.18      74.18    100.00
360                                864   502,438,343       97.16      5.986      5.775        740      72.19      74.86     99.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
Remaining Months                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
to maturity                      Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
300 or less                         25    14,206,383        2.75      5.847      5.638        735      63.15      64.69    100.00
341 - 350                            2       913,008        0.18      6.307      6.098        721      75.17      81.40    100.00
351 - 355                            3     1,356,796        0.26      5.993      5.784        739      72.09      72.09    100.00
356 - 360                          860   500,665,012       96.81      5.986      5.775        740      72.19      74.86     99.64
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 237
Maximum: 360
Weighted Average: 356
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 3 of 8

CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Seasoning                        Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0 <=                               520   300,671,567       58.14      5.989      5.779        741      72.16      75.12     99.70
1 - 6                              370   216,469,632       41.86      5.973      5.761        739      71.65      73.84     99.59
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Product Type                     Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
30 YEAR                            890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
Distribution by                     of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
IO only terms                    Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
0                                  721   414,176,984       80.09      5.961      5.750        740      71.36      73.84     99.57
120                                169   102,964,215       19.91      6.068      5.857        738      74.29      77.57    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
Original Prepayment                 of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Penalty Term                     Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
0                                  878   510,509,996       98.72      5.981      5.770        740      71.96      74.55     99.65
6                                    1       520,000        0.10      6.000      5.791        675      60.47      60.47    100.00
36                                   3     1,698,271        0.33      6.411      6.202        713      80.00      90.16    100.00
60                                   8     4,412,932        0.85      6.013      5.804        728      68.42      73.50    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
-----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 4 of 8

CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Original LTV                     Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      40    27,504,282        5.32      5.915      5.706        747      41.10      44.51    100.00
50.01% - 55.00%                     35    21,975,384        4.25      5.913      5.704        745      53.01      55.47     98.14
55.01% - 60.00%                     45    29,758,046        5.75      5.884      5.675        752      57.65      60.39    100.00
60.01% - 65.00%                     64    33,959,401        6.57      5.990      5.781        736      62.35      64.14    100.00
65.01% - 70.00%                    118    67,998,378       13.15      5.965      5.756        739      68.31      70.16     99.38
70.01% - 75.00%                     96    59,505,719       11.51      5.909      5.700        742      73.23      74.87     98.38
75.01% - 80.00%                    475   268,032,982       51.83      6.023      5.814        739      79.56      82.73    100.00
80.01% - 85.00%                      1       400,219        0.08      6.125      5.916        708      84.42      84.42    100.00
85.01% - 90.00%                     15     7,498,539        1.45      6.099      5.734        703      89.08      89.08    100.00
90.01% - 95.00%                      1       508,250        0.10      5.750      5.541        683      95.00      95.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.51
Maximum: 95.00
Weighted Average: 71.94
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Combined LTV                     Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
50.00% or less                      32    22,209,166        4.29      5.902      5.693        746      39.94      39.95    100.00
50.01% - 55.00%                     31    20,066,849        3.88      5.921      5.712        745      52.85      53.02     97.96
55.01% - 60.00%                     40    26,365,869        5.10      5.858      5.649        754      57.10      57.62    100.00
60.01% - 65.00%                     61    32,164,604        6.22      5.986      5.777        736      61.66      62.37    100.00
65.01% - 70.00%                    111    62,522,574       12.09      5.972      5.763        740      67.28      68.44     99.33
70.01% - 75.00%                     92    57,399,534       11.10      5.888      5.679        741      71.97      73.18     98.32
75.01% - 80.00%                    352   198,751,636       38.43      6.004      5.795        739      78.89      79.41    100.00
80.01% - 85.00%                     14     7,214,310        1.40      5.931      5.722        736      76.11      83.53    100.00
85.01% - 90.00%                    117    67,486,450       13.05      6.080      5.854        739      80.00      89.34    100.00
90.01% - 95.00%                     30    17,727,867        3.43      6.053      5.844        732      78.13      94.39    100.00
95.01% - 100.00%                    10     5,232,342        1.01      6.094      5.885        710      80.00     100.00    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 20.51
Maximum: 100.00
Weighted Average: 74.58
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 5 of 8

CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
Geographical                        of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Distribution (Top 5)             Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
-----------------------------------------------------------------------------------------------------------------------------------
California                         349   200,759,441       38.82      5.971      5.757        741      69.68      71.60     99.59
New Jersey                          50    29,682,130        5.74      6.068      5.859        734      73.56      77.79    100.00
Virginia                            43    25,300,052        4.89      5.972      5.763        736      71.87      74.36    100.00
New York                            43    25,075,010        4.85      6.006      5.797        736      72.45      75.48    100.00
Maryland                            42    23,405,608        4.53      6.020      5.811        734      73.27      76.37    100.00
Other                              363   212,918,958       41.17      5.976      5.766        741      73.65      76.67     99.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
California loan                     of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
breakdown                        Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
North CA                           119    67,124,343       12.98      5.965      5.750        740      71.14      73.00     99.37
South CA                           230   133,635,099       25.84      5.974      5.761        741      68.95      70.89     99.69
States Not CA                      541   316,381,758       61.18      5.990      5.780        739      73.38      76.47     99.70
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
Top 10                              of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Zip Codes                        Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
89052                                5     4,021,181        0.78      5.805      5.596        740      76.27      79.84    100.00
92886                                4     3,222,373        0.62      6.064      5.855        732      62.01      64.68    100.00
92657                                2     2,831,071        0.55      5.813      5.604        768      59.16      59.16    100.00
10583                                4     2,688,993        0.52      6.075      5.866        703      78.34      84.73    100.00
92620                                3     2,580,000        0.50      5.923      5.714        756      59.58      59.58    100.00
93065                                4     2,453,670        0.47      5.996      5.787        743      68.46      71.04    100.00
92869                                4     2,342,925        0.45      5.849      5.640        723      67.75      70.39    100.00
75225                                3     2,264,000        0.44      6.246      6.037        748      79.72      79.72    100.00
92677                                4     2,200,611        0.43      6.059      5.850        722      74.52      78.99    100.00
91941                                4     2,073,991        0.40      5.838      5.629        763      67.02      67.02    100.00
Other                              853   490,462,385       94.84      5.984      5.773        740      72.09      74.74     99.63
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 6 of 8

CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                               % of   Weighted   Weighted              Weighted   Weighted
                                   Number                   Pool By    Average    Average   Weighted    Average    Average
                                       of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
FICO Scores                         Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
641 - 660                               5     2,484,000        0.48      5.857      5.648        657      71.83      80.32    100.00
661 - 680                              68    35,099,714        6.79      6.029      5.796        671      75.24      77.18    100.00
681 - 700                              73    39,792,069        7.69      5.985      5.771        691      76.06      77.35    100.00
701 - 720                             157    90,044,026       17.41      6.029      5.818        710      72.09      75.18    100.00
721 - 740                             123    74,597,448       14.42      5.990      5.781        730      70.74      73.30     99.44
741 - 760                             177   108,355,267       20.95      5.994      5.785        751      70.95      74.09     99.62
761 or more                           287   166,768,674       32.25      5.939      5.730        781      71.37      73.86     99.42
------------------------------------------------------------------------------------------------------------------------------------
Total:                                890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------
Minimum (not less than 400): 644
Maximum: 817
Weighted Average: 740
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Mortgage Properties              Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Condominium                         49    27,036,791        5.23      5.997      5.781        748      74.02      75.64     98.49
PUD                                256   150,693,279       29.14      5.968      5.756        739      72.45      75.62    100.00
Single Family                      576   333,658,349       64.52      5.986      5.776        739      71.56      74.04     99.59
Two- to Four Family                  9     5,752,779        1.11      6.080      5.871        756      71.27      73.33    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Occupancy types                  Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Primary                            823   479,619,868       92.74      5.980      5.769        739      71.82      74.53     99.63
Secondary                           67    37,521,331        7.26      6.017      5.808        746      73.50      75.21    100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 7 of 8

CWMBS 2005-30                                        Fixed Master Stratification
UBS Investment Bank
================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Loan Purpose                     Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Purchase                           434   256,139,660       49.53      5.995      5.784        745      74.97      78.97     99.84
Cash Out Refinance                 297   164,356,753       31.78      5.961      5.749        728      70.16      70.95     99.74
Rate/Term Refinance                159    96,644,786       18.69      5.985      5.776        746      66.96      69.11     99.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                            % of   Weighted   Weighted              Weighted   Weighted
                                Number                   Pool By    Average    Average   Weighted    Average    Average
                                    of     Principal   Principal      Gross        Net    Average   Original   Combined    % Full
Document Type                    Loans       Balance     Balance     Coupon     Coupon       FICO        LTV        LTV   Alt Doc
------------------------------------------------------------------------------------------------------------------------------------
Alternate                          108    65,249,047       12.62      5.913      5.701        735      73.90      75.89    100.00
CLUES                                3     1,299,125        0.25      6.167      5.958        748      63.87      63.87      0.00
Full                               778   450,100,027       87.04      5.992      5.781        740      71.68      74.42    100.00
S                                    1       493,000        0.10      6.250      6.041        817      70.43      71.14      0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                             890   517,141,199      100.00      5.983      5.771        740      71.94      74.58     99.65
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This communication is issued by UBS AG or an affiliate ("UBS") by the Sales or Trading Department to institutional investors only and is not research. It is for informational purposes and is not an official confirmation of terms. It is not guaranteed as to accuracy, nor is it a complete statement of the financial products or markets referred to. Opinions expressed are subject to change without notice and may differ or be contrary to the opinions or recommendations of UBS Investment Research or the opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS may, as principal or agent, have position in, underwrite, buy or sell, make a market in, or enter into derivatives transactions in relation to any financial instrument or asset referred to in this email. Unless stated specifically otherwise, this is not a recommendation, offer or solicitation to buy or sell and any prices or quotations contained herein are indicative only. UBS has policies and procedures designed to minimise the risk that that officers and employees are influenced by any conflicting interest or duty and that confidential information is improperly disclosed or made available. To the extent permitted by law, UBS does not accept any liability arising from the use of this communication. For additional information, please contact your local sales or trading contact. (C) 2005 UBS. All rights reserved.
--------------------------------------------------------------------------------
                         Nov 21, 2005 11:47                          Page 8 of 8